HighMark Funds

Money Market Funds

Supplement dated May 6, 2011

to

the Retail Shares Prospectus dated December 1, 2010,

the Fiduciary Shares Prospectus dated December 1, 2010 and

the Class S Shares Prospectus dated December 1, 2010

This supplement provides new and additional information beyond the information already contained in each Prospectus and should be read in conjunction with the Prospectus.

Effective May 6, 2011, the second sentence of the first paragraph under the heading “Principal Investment Strategies” for HighMark 100% U.S. Treasury Money Market Fund located on page 2 of each Prospectus is deleted in its entirety and replaced with the following:

“The Fund may, for temporary defensive purposes, in order to meet shareholder redemptions and/or to otherwise facilitate portfolio operations, retain such portion of its assets as the Fund’s portfolio managers deem appropriate in cash in a deposit account held at the Fund’s custodian.”

HMKSK1000100